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                                                               Exhibit 23(p)(17)

                       CODE OF ETHICS - SUPERVISED PERSONS

                       FAYEZ SAROFIM & CO. AND AFFILIATES

                   REVISED AND EFFECTIVE AS OF MARCH 31, 2006

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                       CODE OF ETHICS - SUPERVISED PERSONS

                                 I. INTRODUCTION

     This Code of Ethics - Supervised Persons (this "Code") applies to FS & Co.(1) and each FS & Co. Affiliate, and, among other things, this Code is intended to, and shall always be construed in a manner necessary to, satisfy, to the extent applicable, the requirements of (i) Rule 17j-1 under the Investment Company Act and (ii) Rule 204A-1 under the Investment Advisers Act. This Code applies to all Supervised Persons(2), especially those Supervised Persons of Investment Adviser Affiliates. Those Supervised Persons who are also Access Persons are subject to certain provisions in this Code not applicable to those Supervised Persons who are not also Access Persons. This Code extends to all activities of a Supervised Person, including such Supervised Person's duties as a Supervised Person and his or her duties in connection with any Related Fund. Among other things, this Code governs conflicts of interest in personal securities transactions, including those that typically arise, or may be deemed to arise, when a person associated with an Investment Adviser Affiliate or a Related Fund acquires or disposes of securities that are held or are to be acquired or disposed of by a Client Account or a Related Fund.

     FS & CO. AND EACH FS & CO. AFFILIATE RECOGNIZE THAT ABOVE ALL OTHER DUTIES IT HAS A FIDUCIARY DUTY TO ITS CLIENTS. ACCORDINGLY, FS & CO. AND EACH FS & CO. AFFILIATE HAVE AN OBLIGATION TO SEE THAT ITS SUPERVISED PERSONS UNDERSTAND, APPRECIATE AND UPHOLD THEIR RESPONSIBILITIES WITH RESPECT TO SUCH FIDUCIARY DUTY. THUS, AS A GENERAL MATTER, SUCH FIDUCIARY DUTY AND THIS CODE REQUIRE AS A MINIMUM THAT EACH SUPERVISED PERSON:

-    MUST PLACE THE INTERESTS OF CLIENTS FIRST;

- MUST (I) CONDUCT ALL PERSONAL SECURITIES TRANSACTIONS IN A MANNER CONSISTENT WITH THIS CODE, (II) AVOID ANY ACTUAL OR POTENTIAL CONFLICT OF INTEREST AND (III) NOT ABUSE HIS OR HER POSITION OF TRUST AND RESPONSIBILITY;

- MUST RECOGNIZE THAT HE OR SHE SHOULD NOT TAKE INAPPROPRIATE ADVANTAGE OF HIS OR HER POSITION AS A SUPERVISED PERSON;

- MUST TREAT AS CONFIDENTIAL THE IDENTITY OF CLIENTS AND THEIR FINANCIAL CIRCUMSTANCES AND SECURITY HOLDINGS; AND

- MUST UNDERSTAND THAT INDEPENDENCE AND IMPARTIALITY IN THE INVESTMENT DECISION-MAKING PROCESS ARE CRITICAL.

     These minimum requirements are discussed in more detail later in this Code.

     Each Supervised Person must (i) read this Code, (ii) acknowledge receipt and understanding of it, and (iii) retain a copy of it. Any questions regarding this Code and your requirements under it should be referred to the Chief Compliance Officer(3).

                             II. PROHIBITED CONDUCT

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(1)  Capitalized terms used in this Code shall have the meanings ascribed to them in the Definitions section below to the extent their meanings are not otherwise ascribed to them elsewhere in this Code.

(2) In addition to being subject to this Code, all Supervised Persons are subject to the "Code of Business Conduct of Fayez Sarofim & Co. and Affiliates - Supervised Persons."

(3) References to the Chief Compliance Officer in this Code shall be to the Deputy Chief Compliance Officer in those instances where the Chief Compliance Officer is unable to act.

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     As a general matter, a Supervised Person is prohibited from (i) engaging in, or recommending, any Securities transaction that places, or appears to place, his or her own interests above that of any Related Fund, Client Account, FS & Co. or a FS & Co. Affiliate(4) or (ii) any other fraudulent, deceptive or manipulative acts.(5) Specifically, a Supervised Person shall not do any of the following in connection with the purchase or sale, directly or indirectly, by such Supervised Person of a Security held or to be acquired by a Related Fund, a Client Account, or a FS & Co. Affiliate Fund:

          (1) Employ any device, scheme or artifice to defraud a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate;

          (2) Make any untrue statement of a material fact to a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate, or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they are made, not misleading;

          (3) Engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate; or

          (4) Engage in any manipulative practice with respect to a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate.

DISCLOSURE OF INTERESTS

     A Supervised Person is prohibited from recommending Securities transactions to be entered into by any Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate without disclosing his or her interest or potential interest, if any, in such Securities or the issuer of such Securities, including, without limitation:

          (1) The Supervised Person's direct or indirect beneficial ownership(6) of any Securities of such issuer, or its affiliates;

          (2) Any contemplated transaction by such Supervised Person in such Securities; and

          (3) Any present or proposed business relationship between such issuer (or its affiliates) and such Supervised Person or any party in which such Supervised Person has a significant interest.

DISCLOSURE OF INFORMATION

            Each Investment Adviser Affiliate and each Supervised Person is prohibited from divulging the current portfolio positions, and current and anticipated portfolio transactions, programs and studies of an Investment Adviser Affiliate, any Related Fund, any Client Account, FS & Co. or any FS & Co. Affiliate to

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(4)  Thus, the placing of one's own interests above those of a Related Fund, a
     Client Account, or a FS & Co. Affiliate might result from short term trades in a Publicly-Traded Security prior to its acquisition for a Related Fund, a Client Account, or a FS & Co. Affiliate based on the knowledge that such Publicly-Traded Security is going to be acquired, or is likely to be acquired, for a Related Fund, a Client Account, or a FS & Co. Affiliate.

(5) Penalties for violations of those Federal Securities Laws pertaining to conflict of interest matters may include fines of up to $10,000, as well as jail sentences of up to five years.

(6)  The term "beneficial ownership" is explained in Appendix A.

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anyone unless such divulgence is properly within his or her duties. Further, each Investment Adviser Affiliate and each Supervised Person must keep in the strictest confidence the following with respect to Clients and former Clients:
(i) the identity, unless consent is obtained, (ii) financial circumstances,
(iii) security holdings, (iv) material nonpublic information and (v) advice given by FS & Co. or a FS & Co. Affiliate. In addition, each Investment Adviser Affiliate and each Supervised Person is subject to the Notice of Privacy Practices of Fayez Sarofim & Co. and its Affiliates (the "Privacy Policies and Procedures"). A Supervised Person shall not disclose to persons who are not Supervised Persons information about the trading strategy of an Investment Adviser Affiliate or contemplated Securities transactions to be made on behalf of an Investment Adviser Affiliate or a Client.

DISCLOSURES WITH RESPECT TO LIMITED OFFERINGS

     At least annually, each Supervised Person shall disclose to the Chief Compliance Officer a list of all Limited Offering Ventures in which such Supervised Person is a direct or indirect investor.

     From time to time, each Supervised Person shall provide written assurance to the Chief Compliance Officer that, to the knowledge of such Supervised Person, any Limited Offering Venture in which such Supervised Person is an investor, directly or indirectly, does not hold any Publicly-Traded Securities. If a Supervised Person is unable to provide such assurance because the Limited Offering Venture does hold Publicly-Traded Securities, the Supervised Person must notify the Chief Compliance Officer in writing of all Publicly-Traded Securities so held by the Limited Offering Venture and must continue to provide such information in writing on an annual basis. A Supervised Person must notify in writing the Chief Compliance Officer of any Security held by a Limited Offering Venture that is to become a Publicly-Traded Security prior to the time such Security becomes a Publicly-Traded Security.

INSIDER TRADING

     A Supervised Person is prohibited from engaging in any Securities transaction, for his or her own benefit, or the benefit of others, including any Related Fund, any Client Account, FS & Co. or any FS & Co. Affiliate, while in possession of Non-Public Material Information concerning such Securities. A Supervised Person is prohibited from communicating, directly or indirectly, Non-Public Material Information concerning any Security to others unless such communication is properly within his or her duties as a Supervised Person.

     Legal penalties for communicating Non-Public Material Information, or trading based on such information, are severe, both for the individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

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-    CIVIL INJUNCTIONS;

-    PERMANENT BARS FROM EMPLOYMENT IN THE SECURITIES INDUSTRY;

-    TREBLE DAMAGES;

-    DISGORGEMENT OF PROFITS;

-    JAIL SENTENCES of up to 10 years;

- FINES for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited from the violation; and

- FINES for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this Code can be expected to result in serious sanctions by FS & Co. or the FS & Co. Affiliate involved, including termination of employment of the person involved.

SERVICE ON GOVERNING BODIES OR AS FIDUCIARIES

     A Supervised Person may not serve as a director of a publicly-traded company without first securing the approval of the Chief Compliance Officer and, assuming that the Chief Compliance Officer's approval is obtained, then securing the approval of the FS & Co. Board or the Board of Directors of the FS & Co. Affiliate to which the Supervised Person is related. The Chief Compliance Officer and such Board of Directors shall carefully scrutinize any such request by a Supervised Person. If such request by a Supervised Person is approved, the Chief Compliance Officer shall attempt to establish information barriers or other procedures to isolate such Supervised Person from investment-making decisions with respect to the Securities of such publicly-traded company.

     A Supervised Person shall not maintain any outside business affiliations, including, without limitation, directorships of private companies, consulting engagements, or charitable positions, without the Chief Compliance Officer's prior approval. In addition, a Supervised Person may not serve as a fiduciary, including, without limitation, a trustee or executor, without the Chief Compliance Officer's prior approval.

DIRECT OR INDIRECT CONTRIBUTIONS TO OR FOR A GOVERNMENT ENTITY OR CHARITY

     Neither FS & Co., nor a FS & Co. Affiliate nor a Supervised Person shall make political contributions to a government entity or the member of the governing body of a government entity for the purpose of obtaining or retaining an investment advisory contract with that government entity. Neither FS & Co., nor a FS & Co. Affiliate nor a Supervised Person shall consider FS & Co.'s or a FS & Co. Affiliate's current or anticipated business relationships with a government entity or a charity as a factor in soliciting political or charitable donations for the government entity or charity, as the case may be.

COMMUNICATIONS WITH PROSPECTIVE CLIENTS

     All oral and written statements made by a Supervised Person to prospective Clients or their representatives, or both, must be professional, accurate, balanced, and not misleading in any way. Each Supervised Person shall also be familiar with and comply with the following policies and procedures contained in the Compliance Policies and Procedures (SEC Rule 206(4)-7) of the FS & Co.
Affiliates: (i)

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General Prohibitions Against Certain Representations, Statements
and Actions -- Policies and Procedures, and (ii) Prohibition Against Material Misstatements to SEC -- Policies and Procedures.

                    III. PROCEDURES FOR CLEARANCE OF PERSONAL
                             SECURITIES TRANSACTIONS

     The following procedures have been established to aid Supervised Persons in avoiding conflicts of interest and Insider Trading, and to aid FS & Co. and the FS & Co. Affiliates, especially the Investment Adviser Affiliates, in preventing, detecting and imposing sanctions against such conduct. Every Supervised Person must follow these procedures or risk serious sanctions, including termination of employment with FS & Co. or one or more of the FS & Co. Affiliates, substantial personal liability and criminal penalties. A Supervised Person must consult the Chief Compliance Officer with respect to any questions about these procedures. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Chief Compliance Officer.

     No Supervised Person may engage in any transaction involving, directly or indirectly, a Covered Security without obtaining prior approval from a Personal Trading Officer.(7) All requests for prior approval of transactions in Securities shall be submitted to the Chief Compliance Officer by completing a Request For Approval of Orders For Personal Accounts Within Fayez Sarofim & Co., which shall be substantially the same as that form attached to this Code as Appendix B, and such other documents and information as a Personal Trading Officer deems appropriate or necessary.

     Certain transactions in Covered Securities often involve complex issues of potential conflicts of interest or personal advantage. Examples of these transactions are IPO's, "new issue" public offerings within the meaning of NASD Rule 2790 ("new issue offerings") and Limited Offerings involving direct or indirect investments in Publicly-Traded Securities. Transactions involving IPOs and "new issue offerings" are also subject to various SEC and NASD rules and regulations, including restrictions on the purchase of "new issues" by persons associated with a registered investment adviser. Thus, each Supervised Person should be aware that a Personal Trading Officer will not approve the following transactions in Covered Securities unless there are extraordinary circumstances justifying such approval:

          (1) the purchase of Covered Securities in a Limited Offering; and

          (2) purchases or sales in Covered Securities during Blackout Periods.

The following proposed purchases will not be approved: (i) Covered Securities in any "new issue offering" and (ii) Covered Securities in any IPO.

     As used in this Code, the term "engaging in any transaction involving, directly or indirectly, a Covered Security" means purchasing or selling, directly or indirectly, any Covered Security in which the Supervised Person, or by reason of such transaction would acquire, any direct or indirect beneficial ownership. Unless the Chief Compliance Officer otherwise determines in writing, this term applies to (i) the Supervised Person, (ii) any member of the Supervised Person's immediate family (including such person's (w) spouse, (x) minor children, (y) stepchildren and (z) relatives of the Supervised Person or the Supervised Person's spouse who are sharing the Supervised Person's household), (iii) any other member of the Supervised Person's immediate household, (iv) any trust or estate of which the Supervised Person or spouse is

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(7)  No Personal Trading Officer may approve his or her own transactions, but rather such Personal Trading Officer must obtain prior approval of his or her transactions from one of the other Personal Trading Officers.

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a trustee (or other fiduciary) or a beneficiary or of which the Supervised
Person's minor child is a beneficiary, and (v) any person for whom the Supervised Person directs or effects transactions under a power of attorney or otherwise, provided, however, that accounts in which the Supervised Person or members of the Supervised Person's family have an economic interest, but do not participate in investment decisions, such decisions being made exclusively by independent parties, are not covered.

     The Chief Compliance Officer shall promptly notify the Supervised Person whether the request for approval of the personal Covered Securities transaction is approved or denied, and the Chief Compliance Officer shall record such action and retain such record for such periods as are required by applicable Federal Securities Laws. It is expected that all orders implementing a personal Covered Securities transaction will be promptly entered after notification of approval. In any event, clearance to enter an order shall be effective for only one hour after approval is given.

     Ordinarily, the Chief Compliance Officer will approve a proposed purchase or sale of a Covered Security whenever:

          (1) a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate is not purchasing or selling, or considering for purchase or sale such Covered Security;

          (2) the Supervised Person represents that he or she does not possess Non-Public Material Information concerning the Covered Security proposed to be purchased or sold;

          (3) the Supervised Person represents that he or she has disclosed all personal interests as required by this Code; and

          (4) it does not otherwise appear to the Chief Compliance Officer, based upon the facts available at the time the request for approval is made, that the transaction in question (a) would amount to Insider Trading,
     (b) would involve a "new issue offering", (c) would involve an IPO, (d) would involve a Limited Offering, or (e) would result in, or give the appearance of, a conflict of interest between the Supervised Person and a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate.

                      IV. ADDITIONAL REPORTING OF PERSONAL
                         COVERED SECURITIES TRANSACTIONS

     Each Supervised Person, as the case may be, must cooperate with the Compliance Assistants in the collection, retention and maintenance of all reports required by this Code.

            CONFIRMATIONS AND STATEMENTS FROM ALL SUPERVISED PERSONS

     All Supervised Persons engaging in personal Covered Securities transactions must provide the Chief Compliance Officer with timely duplicate confirmations of such transactions. Pursuant to this Code, the Chief Compliance Officer may direct all Supervised Persons to take those steps the Chief Compliance Officer deems necessary to ensure that the Chief Compliance Officer receives in a timely manner (i) duplicate copies of confirmations of Covered Securities transactions and (ii) monthly or quarterly statements.

     The Chief Compliance Officer shall send a letter (which shall be signed by the Supervised Person), which shall be substantially the same as the form annexed hereto as Appendix C, to the broker-dealer or other entity responsible for preparation of such confirmations and statements in order to ensure receipt of duplicate

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confirmations and monthly statements by the appropriate FS & Co. Affiliate. All information relating to personal Covered Securities transactions received by the Chief Compliance Officer, including information from confirmations and statements, shall be treated and maintained as "Personal and Confidential", but will be available for inspection by other members of the Compliance Committee, the Compliance Assistants, the Board of Directors of a FS & Co. Affiliate, and individuals authorized by relevant laws to inspect such information.

                          REPORTS BY SUPERVISED PERSONS

     The following reports are required to be submitted by Supervised Persons; provided, however, such reports are not required with respect to transactions effected for, and Covered Securities held in, any account over which the Supervised Person has no direct or indirect control.(8) Under applicable Federal Securities Laws, an Investment Adviser Affiliate may report from time to time to the directors of a Related Fund some or all of the information provided by Supervised Persons pursuant to the requirements of this Code.

INITIAL HOLDINGS REPORT

     No later than ten days after an individual becomes a Supervised Person, such individual must submit to the Chief Compliance Officer an Initial Holdings Report containing the following information:

          (1) The title, number of shares and principal amount of each Covered Security in which he or she had any direct or indirect beneficial ownership when such individual became a Supervised Person;

          (2) the name of any broker, dealer or bank with whom or which such Supervised Person maintained an account in which any Covered Securities were held for such Supervised Person's direct or indirect benefit as of the date he or she became a Supervised Person; and

          (3) the date that such Initial Holdings Report is submitted by such Supervised Person.

The Initial Holdings Report shall be substantially the same as that contained in Appendix D to this Code. If, after submitting the Initial Holdings Report and before submission of the Annual Holdings Report (see below), a Supervised Person opens a brokerage account, such Supervised Person is required to send written notification of such fact to the Chief Compliance Officer disclosing the name and address of the broker and the account number of the account. Such notification must be submitted prior to engaging in any Covered Securities transactions through such account.

ANNUAL HOLDINGS REPORTS

     On or before January 29 of each calendar year, a Supervised Person shall submit to the Chief Compliance Officer an Annual Holdings Report containing the following information which must be current as of a date no more than 30 days before the Annual Holdings Report is submitted:

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(8)  In order for a Supervised Person to be able to claim that he or she has no direct or indirect control over an account, such Supervised Person must submit information relating to such claim to the Chief Compliance Officer and must receive the Chief Compliance Officer's written agreement to that effect.

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          (1) The title, number of shares and principal amount of each Covered
     Security in which such Supervised Person had any direct or indirect beneficial ownership;

          (2) the name of any broker, dealer or bank with whom or which such Supervised Person maintained an account in which any Covered Securities are held for such Supervised Person's direct or indirect benefit;

          (3) the name, address and person to contact of each Limited Offering Venture in which such Supervised Person is a direct or indirect investor; and

          (4) the date that such Annual Holdings Report is submitted by such Supervised Person.

The Annual Holdings Report shall be substantially the same as that contained in Appendix E to this Code.

         REPORTS BY THOSE SUPERVISED PERSONS WHO ARE ALSO ACCESS PERSONS

QUARTERLY TRANSACTION REPORTS

     No later than ten days after the end of a calendar quarter, a Supervised Person who is an Access Person must submit to the Chief Compliance Officer a Quarterly Transaction Report containing the following information:

          (1) With respect to any Covered Security transaction during the quarter in which the Access Person had any direct or indirect beneficial ownership:

               (a) The date of the transaction, the title and exchange ticker symbol or CUSIP number, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

               (b) the nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

               (c) the Covered Security price at which the transaction was effected;

               (d) the name of the broker, dealer or bank with or through which the transaction was effected; and

               (e) the date that the report is submitted.

          (2) With respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person:

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               (a) The name of the broker, dealer or bank with whom or which such Access Person established the account;

               (b) the date the account was established; and

               (c) the date that the report is submitted by such Access Person.

The Quarterly Transaction Report shall be substantially the same as that contained in Appendix F to this Code.

The Quarterly Transaction Report will not be required if the Chief Compliance Officer causes a report to be prepared for an Access Person for a calendar quarter and (i) such alternate Quarterly Transaction Report is confirmed in writing, dated and returned by such Access Person to the Chief Compliance Officer within 10 days after the end of the calendar quarter to which such alternate Quarterly Transaction Report relates, and (ii) such confirmation by such Access Person specifically confirms that all of the information required to be included in a Quarterly Transaction Report is set forth in such alternate Quarterly Transaction Report.

              MONITORING OF INITIAL HOLDING REPORTS, ANNUAL REPORTS
                       AND QUARTERLY TRANSACTION REPORTS

     The Chief Compliance Officer shall review and monitor, or cause to be reviewed and monitored, the following reports for accuracy and unusual or suspicious activity or trading patterns: Initial Holdings Reports, Annual Reports and Quarterly Transaction Reports. The FS & Co. Board shall designate an individual who is to be responsible for reviewing and monitoring the Chief Compliance Officer's Initial Holdings Reports, Annual Reports and Quarterly Transaction Reports. Regardless of who performs the review and monitoring functions, that individual shall file written reports of any suspected violations of this Code with the Chief Compliance Officer in the event that he or she is not the reviewer, and with the Compliance Committee, if the Chief Compliance Officer is the reviewer. The Chief Compliance Officer or the Compliance Committee, as the case may be, shall determine the next course of action, including, without limitation, further investigation or informing the FS & Co. Board or the Board of the relevant FS & Co. Affiliate.

                         SUPERVISED PERSON QUESTIONNAIRE

     Each Supervised Person shall complete a questionnaire substantially in the form of Appendix G at such times as requested by the Chief Compliance Officer.

               V. CERTAIN GUIDELINES TO CONSIDER BEFORE INVESTING

     Before seeking approval for engaging in any personal Covered Securities transaction, a Supervised Person should consider at least the answers to the following questions:

          (1) Is the Security involved also a Security being purchased or sold or subject to a program for purchase or sale by a Related Fund or a Client Account?

          (2) Is a Related Fund or other Client Account considering the Security for purchase or sale? A Security is being considered for purchase or sale whenever a recommendation to purchase or sell such Security has been made to an investment officer of a Related Fund, or a Principal of an Investment Adviser Affiliate for a Client Account, and such person has not affirmatively rejected such recommendation.

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     With respect to Covered Securities about which a Supervised Person may have
Non-Public Material Information, the Supervised Person should consider at least the answers to the following questions before trading for herself or himself or others, including Related Funds or Client Accounts:

          (1) Is the information "material information"? Is this information that an investor would consider important in making his or her investment decision? Is this information that would substantially affect the market price of the securities if generally disclosed?

          (2) Is the information "non-public"? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in the Dow Jones news wire service, Reuters Economic Services, The Wall Street Journal or other publications of general circulation?

     If, after consideration of the items set forth above, there is any unresolved question as to the applicability or interpretation of the foregoing procedures or as to the propriety of trading on such information, a Supervised Person should contact the Chief Compliance Officer before trading or communicating the information to anyone.

            VI. RESTRICTING ACCESS TO MATERIAL NON-PUBLIC INFORMATION

     Information in a Supervised Person's possession that the Supervised Person or others have identified as Non-Public Material Information may not be communicated to anyone, including Supervised Persons of FS & Co. and all FS & Co. Affiliates, except the Chief Compliance Officer, another member of the Compliance Committee or a Compliance Assistant. In addition, care should be taken so that such Non-Public Material Information is secure. For example, files containing Non-Public Material Information should be sealed and access to computer files containing Non-Public Material Information should be restricted.

                                VII. DEFINITIONS

     ACCESS PERSON: means a Director, an officer and any Employee (i) who, in connection with his or her regular functions or duties, makes, participates in or obtains information with respect to (a) the purchase or sale of securities for Client Accounts, a Related Fund, FS & Co. or a FS & Co. Affiliate or (b) the recommendations of such purchases or sales, or (ii) whose functions relate to the making of any recommendations with respect to such purchases or sales. At all times, the Compliance Officer shall maintain a then current list of Access Persons.

     BLACKOUT PERIODS: means periods during which securities trades are not permitted under Federal Securities Laws, including (i) pension plan blackout periods that temporarily prevent plan participants or beneficiaries from engaging in equity securities transactions through their plan accounts, if the director or executive officer acquired the Covered Security in connection with his or her service or employment as a director or executive officer, and (ii) other blackout periods imposed or recommended by issuers with respect to their directors or executive officers.

     CHIEF COMPLIANCE OFFICER: means the individual designated as such in the "Compliance Policies and Procedures (SEC Rule 206(4)-7)" of FS & Co. and each FS & Co. Affiliate.

     CLIENT: means an entity, organization or individual that is receiving investment management or supervisory services from FS & Co. or a FS & Co. Affiliate.

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     CLIENT ACCOUNT: means the account of a Client that holds assets and that receives investment management or supervisory services from FS & Co. or a FS & Co. Affiliate.

     COMPLIANCE ASSISTANT OR ASSISTANTS: means, to the extent not otherwise determined by the FS & Co. Board, (i) either or both of Robert M. Hopson II and William D. Hanna and (ii) such other individuals designated as such by the FS & Co. Board. A Compliance Assistant shall have the authority to act on behalf of the Compliance Committee in connection with the gathering of information necessary for the Compliance Committee to act in the manner intended by this Code.

     COMPLIANCE COMMITTEE: means the same individuals then serving as members of the Compliance Committee established by, and operated in accordance with, FS & Co.'s Compliance Policies and Procedures (SEC Rule 206(4)-7).

     COVERED SECURITY: means any stock, bond, note or other obligations, future, investment contract, or any other investment that is considered a security under the Investment Advisers Act (see Section 2(a)(36) of the Investment Company Act, the text of which is also set forth in Appendix A). For example and without limitation, the following are Covered Securities: (i) options on securities, on indexes, and on currencies, (ii) all kinds of limited partnerships, (iii) foreign unit trusts and foreign mutual funds, and (iv) private investment funds, hedge funds and investment clubs. The following are excluded from the definition of a Covered Security: (i) bankers acceptances, bank certificates of deposit, commercial paper and high-quality short-term debt obligations, including repurchase agreements, (ii) shares issued by money-market funds, (iii) shares of open end Funds that are Unrelated Funds and (iv) shares issued by unit investment trusts that are invested exclusively in one or more open-end Funds that are Unrelated Funds. For purposes of this Code, the following are considered Covered Securities: (i) direct obligations of the United States government (for example, treasury securities) and (ii) shares of Related Funds.

     DEPUTY CHIEF COMPLIANCE OFFICER: means the individual designated as such in the "Compliance Policies and Procedures (SEC Rule 206(4)-7)" of FS & Co.

     EMPLOYEE: means an individual having an employer-employee relationship with FS & Co. or a FS & Co. Affiliate.

     EXEMPT ISSUER: means an issuer of securities that is not required to file reports with the SEC.

     FS & CO.: means Fayez Sarofim & Co., a Texas corporation.

     FEDERAL SECURITIES LAWS means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the SEC or the U.S. Department of the Treasury.

     FS & CO. AFFILIATE: means an entity or organization that is controlled by, that controls, or that is under common control with FS & Co.

     FS & CO. BOARD: means the Board of Directors of FS & Co.

     FUND: means an "investment company" within the meaning of the Investment Company Act.

Code of Ethics - Supervised Persons
Effective March 31, 2006

     INSIDER TRADING: means trading in Securities while in possession of Non-Public Material Information.

     INVESTMENT ADVISER AFFILIATE: means FS & Co. and any FS & Co. Affiliate that is registered as an investment adviser in accordance with the Investment Advisers Act.

     INVESTMENT ADVISERS ACT: means the Investment Advisers Act of 1940, as amended.

     INVESTMENT COMPANY ACT: means the Investment Company Act of 1940, as amended.

     IPO: means an "initial public offering," that is, an offering registered with the SEC, the issuer of which, immediately before the registration was an Exempt Issuer.

     LIMITED OFFERING: means a private placement offering which is exempt from registration with the SEC, as well as an offering that is not public under Federal Securities Laws.

     LIMITED OFFERING VENTURE: means the entity or other business arrangement that makes a Limited Offering.

     NASD: means the National Association of Securities Dealers.

     NON-PUBLIC MATERIAL INFORMATION: means information that is both "non-public information" and "material information."

          "Non-public information" is information, which has not been effectively communicated to the marketplace. In order for information to be other than "non-public", one must be able to point to some fact to establish that the information is generally public. For example, information appearing in the Dow Jones news wire service, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered information that has been effectively communicated to the marketplace.

          "Material information" is information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have an effect on the price of an issuer's Securities. Information that should be considered material includes, without limitation, (i) dividend changes, (ii) earnings estimates, (iii) changes in previously released earnings estimates, (iv) significant expansion or curtailment of operations, (v) a significant increase or decline in orders, (vi) significant new products or discoveries, (vii) extraordinary borrowing,
     (viii) purchase or sale of substantial assets, (ix) significant merger or acquisition proposals or agreements, (x) major litigation, (xi) liquidity problems, and (xii) extraordinary management developments. Material information does not have to relate to an issuer's business. For example, information about the contents of a forthcoming newspaper or magazine article that is expected to affect the price of a Security should be considered material. Similarly, recommendations with respect to Securities and information concerning significant transactions that an Investment Adviser Affiliate intends to execute on behalf of a Related Fund, a Client Account or an Investment Adviser Affiliate could be material information and is prohibited from being communicated.

Code of Ethics - Supervised Persons
Effective March 31, 2006

     PERSONAL TRADING OFFICER: means the Chief Compliance Officer or any other individual designated as such by the FS & Co. Board. As of March 31, 2006, such other designated individuals are Charles Sheedy and Ralph Thomas.

     PUBLICLY-TRADED SECURITY: means a Security the issuer of which is subject to registration with the SEC.

     RELATED FUND: means a Fund that is advised or sub-advised by an Investment Adviser Affiliate.

     SEC: means the United States Securities and Exchange Commission.

     SECURITY OR SECURITIES: has the meaning as set forth in Section 2(a)(36) of the Investment Company Act, the text of which is also set forth in Appendix A.

     SUPERVISED PERSON: means (i) an officer of an Investment Adviser Affiliate,
(ii) a member of an Investment Adviser Affiliate's Board of Directors or other person occupying a similar status or performing similar functions (such member or other person being a "Director"), (iii) an Employee of an Investment Adviser Affiliate, and (iv) any other person who is providing investment advice on behalf of an Investment Adviser Affiliate and who is subject to that Investment Adviser Affiliate's supervision and control.

     UNRELATED FUND: means a Fund that is neither advised nor sub-advised by an Investment Adviser Affiliate.

APPENDICES:

Appendix A - "What Constitutes A Security?" and "What Is Beneficial Ownership?" Appendix B - Request For Approval of Orders For Personal Accounts
Appendix C - Letter to Broker/Dealer
Appendix D - Initial Holdings Report
Appendix E - Annual Holdings Report
Appendix F - Access Person Quarterly Transaction Report
Appendix G - Supervised Person Questionnaire

Code of Ethics - Supervised Persons
Effective March 31, 2006

                      CODE OF ETHICS -- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX A

                         WHAT CONSTITUTES A "SECURITY"?

     The Investment Advisers Act defines a "security" as any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, or warrant or right to subscribe to or purchase, any of the foregoing.

                    WHAT CONSTITUTES "BENEFICIAL OWNERSHIP"?

     Covered Securities owned of record or held in your name are generally considered to be beneficially owned by you.

     Covered Securities held in the name of any other person are deemed to be beneficially owned by you if by reason of any contract, understanding, relationship, agreement or other arrangement, you obtain from such arrangements benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such Covered Securities. Beneficial ownership includes Covered Securities held by others for your benefit (regardless of record ownership); for example, without limitation, beneficial ownership would include: (i) Covered Securities held for you or members of your immediate family (defined below for purposes of this paragraph), by agents, custodians, brokers, trustees, executors or other administrators; (ii) Covered Securities owned by you, but which have not been transferred into your name on the books of the issuer; (iii) Covered Securities which you have pledged; and
(iv) Covered Securities owned by a corporation that should be regarded as your personal holding corporation. As a natural person, beneficial ownership is deemed to include Covered Securities held in the name of, or for the benefit of, your immediate family, unless because of special and countervailing circumstances, you do not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such Covered Securities to maintain a common home, to meet expenses which such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such Covered Securities. You are also deemed the beneficial owner of Covered Securities held in the name of some other person, even though you do not obtain benefits of ownership, if you can vest or re-vest title in yourself at once, or at some future time. For purposes of this paragraph, "immediate family" means your spouse, your minor children and stepchildren and your relatives, or relatives of your spouse, who are sharing your home or who are directors or officers of the issuer of the security or a subsidiary.

     In addition, the SEC has promulgated certain rules which provide that a person shall be deemed the beneficial owner of a security if he or she has the right to acquire beneficial ownership of such security at any

Code of Ethics - Supervised Persons
Effective March 31, 2006
time (within 60 days) including, but not limited to, any right to acquire: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; or (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement.

     With respect to ownership of Covered Securities held in trust, beneficial ownership includes (i) the ownership of Covered Securities as a trustee in instances where either you as trustee or a member of your "immediate family" (defined below for purposes of this paragraph) has a vested interest in the income or corpus of the trust, (ii) the ownership by you of a vested beneficial interest in the trust and (iii) the ownership of Covered Securities as a settlor of a trust in which you as the settlor have the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exceptions to these trust beneficial ownership rules exist, including an exception for instances where beneficial ownership is imposed solely by reason of your being settlor or beneficiary of the Covered Securities held in trust and the ownership, acquisition and disposition of such Covered Securities by the trust is made without your prior approval as settlor or beneficiary. For purposes of this paragraph, your "immediate family" means (i) your son or daughter (including your legally adopted child) or any descendant of either, (ii) your stepson or stepdaughter, (iii) your father or mother or any ancestor of either, (iv) your stepfather or stepmother and (v) your spouse.

     The SEC has promulgated rules with respect to indirect beneficial ownership. To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus traded or invested. A general partner in a partnership is considered to have indirect beneficial ownership in the Covered Securities held by the partnership to the extent of his or her pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of any indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, any Investment Company, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

     Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

     The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, it may be possible to establish the lack of beneficial ownership of Covered Securities held by others.

Code of Ethics - Supervised Persons
Effective March 31, 2006

                      CODE OF ETHICS -- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX B

REQUEST FOR APPROVAL OF ORDERS FOR PERSONAL ACCOUNTS WITHIN FAYEZ SAROFIM & CO.


ACCOUNT NAME:___________________   BROKERAGE FIRM:_________________   APPROVED BY:__________________
PORTFOLIO NUMBER:_______________   REG.                               APPROVAL DATE:__________________
BROKER ACCOUNT                     REPRESENTATIVE:_________________   APPROVAL TIME:__________________
NUMBER:_________________________   PHONE NUMBER:___________________

    SELL
  POSITION                                  TRADE       TIME         PRICE WHEN    EXECUTION
 ELIMINATED    SHARES   TICKER   SECURITY   DENIED   ORDER PLACED   ORDER PLACED     PRICE
 ----------    ------   ------   --------   ------   ------------   ------------   ---------


     BUY                                    TRADE       TIME         PRICE WHEN    EXECUTION
NEW POSITION   SHARES   TICKER   SECURITY   DENIED   ORDER PLACED   ORDER PLACED     PRICE
------------   ------   ------   --------   ------   ------------   ------------   ---------
TRADING DEPT: TIME THAT ORDER WAS RECEIVED: ______   TIME THAT ORDER WAS CONFIRMED: ________

PLEASE NOTE: All trades must be approved by the Chief Compliance Officer or a Director of Research prior to execution. If a Security transaction is denied, a new request form must be submitted and approved before any trade is permissible. Personal trades are to be handled by Trading unless other arrangements are made with the Chief Compliance Officer. If the trade is not executed within one hour of approval, it must be approved again.

I have disclosed all interests or potential interests with respect to these Covered Securities transactions that are required to be disclosed pursuant to the Code of Ethics - Supervised Persons of Fayez Sarofim & Co. and Affiliates and I do not possess any Non-Public Material Information (as defined in such Code) with respect to the issuers of the Covered Securities set forth above.


-------------------------------------   ----------------------------------------
Date                                    Supervised Person Signature

Code of Ethics - Supervised Persons
Effective March 31, 2006

                      CODE OF ETHICS -- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX C

                                  BROKER LETTER

                                      Date

Contact
Broker/Dealer
Address

Dear Madam or Sir:

     This letter will serve as our request for duplicate trade confirms and monthly statements pertaining to the account referenced below to be sent to the Chief Compliance Officer of Fayez Sarofim & Co. at the address indicated above.

          Account Name: _____________________

          Account Number: ___________________

          Thank you for your assistance with this matter.

                                        Sincerely yours,


                                        ----------------------------------------
                                        Chief Compliance Officer

     My signature below evidences that I am subject to the Code of Ethics - Supervised Persons of Fayez Sarofim & Co. that requires me to provide the Chief Compliance Officer of Fayez Sarofim & Co. with certain personal information. Thus, please comply with the request set forth above.


                                        Sincerely yours,


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

Code of Ethics - Supervised Persons
Effective March 31, 2006

                      CODE OF ETHICS -- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX D

                             INITIAL HOLDINGS REPORT

                            AS OF ____________, ____

     THIS REPORT PERTAINS TO ALL COVERED SECURITIES (AS DEFINED IN THE CODE OF ETHICS - SUPERVISED PERSONS OF FAYEZ SAROFIM & CO. AND AFFILIATES) (THE "CODE") AND RELATED ACCOUNTS IN WHICH ANY OF THE FOLLOWING MAINTAIN A BENEFICIAL(9)
INTEREST: (I) YOU, (II) MEMBERS OF YOUR IMMEDIATE FAMILY, (III) ANY OTHER MEMBER OF YOUR IMMEDIATE HOUSEHOLD, (IV) ANY TRUST OR ESTATE OF WHICH YOU OR YOUR SPOUSE IS A TRUSTEE OR FIDUCIARY OR A BENEFICIARY, OR OF WHICH YOUR MINOR CHILD IS A BENEFICIARY, OR (V) ANY PERSON FOR WHOM YOU DIRECT OR EFFECT TRANSACTIONS UNDER A POWER OF ATTORNEY OR OTHERWISE. IF NONE, WRITE NONE.

WITH RESPECT TO EACH SECURITY:

NAME OF ISSUER OR TITLE   NUMBER OF SHARES OR PRINCIPAL AMOUNT
-----------------------   ------------------------------------


----------
(9) If you have any questions about "beneficial" ownership or interests, refer to Appendix A of the Code.

Code of Ethics - Supervised Persons
Effective March 31, 2006

     WITH RESPECT TO ANY BROKER, DEALER OR BANK WITH WHOM OR WHICH YOU MAINTAINED AN ACCOUNT IN WHICH ANY SECURITY WAS HELD FOR YOUR DIRECT OR INDIRECT BENEFIT AS OF THE DATE YOU BECAME A SUPERVISED PERSON:

NAME   ADDRESS
----   -------



     WITH RESPECT TO ANY SECURITY INVOLVING A LIMITED OFFERING VENTURE(10) PROVIDE THE FOLLOWING WITH RESPECT TO EACH SECURITY HELD BY THE LIMITED OFFERING VENTURE.

NAME OF ISSUER OR TITLE   NUMBER OF SHARES OR PRINCIPAL AMOUNT
-----------------------   ------------------------------------



-------------------------------------   ----------------------------------------
DATE THIS REPORT IS SUBMITTED           SUPERVISED PERSON SIGNATURE

----------
(10) See the Code for the definition of a Limited Offering Venture.

Code of Ethics - Supervised Persons
Effective March 31, 2006

                      CODE OF ETHICS -- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX E

                             ANNUAL HOLDINGS REPORT

                            AS OF ____________, ____

          This Report pertains to all Covered Securities (as defined in the Code of Ethics - Supervised Persons of Fayez Sarofim & Co. and Affiliates (the "Code") in which any of the following maintain a beneficial(11) interest:
     (i) you, (ii) members of your immediate family, (iii) any other member of your immediate household, (iv) any trust or estate of which you or your spouse is a trustee or fiduciary of beneficiary, or of which your minor child is a beneficiary, or (v) any person for whom you direct or effect transactions under a power of attorney of otherwise. If none, write NONE.

     With respect to each Security:

NAME OF ISSUER OR TITLE   NUMBER OF SHARES OR PRINCIPAL AMOUNT
-----------------------   ------------------------------------


----------
(11) If you have any questions about "beneficial ownership or interests, refer to Appendix A of the Code of Ethics - Supervised Persons of Fayez Sarofim & Co. and Affiliates (the "Code").

Code of Ethics - Supervised Persons
Effective March 31, 2006

With respect to any broker, dealer or bank with whom or which you maintained an account in which any Security was held for your direct or indirect benefit as of the date you became a Supervised Person:

NAME   ADDRESS
----   -------


With respect to any Security involving a Limited Offering Venture(12) provide the following with respect to each Security held by the Limited Offering Venture entity:

NAME OF ISSUER OR TITLE   NUMBER OF SHARES OR PRINCIPAL AMOUNT
-----------------------   ------------------------------------



-------------------------------------   ----------------------------------------
Date this Report is submitted           Supervised Person Signature

----------
(12) See the Code for the definition of a Limited Offering Venture.

Code of Ethics - Supervised Persons
Effective March 31, 2006

                      CODE OF ETHICS -- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX F

                   ACCESS PERSON QUARTERLY TRANSACTION REPORT
     [TO BE SUBMITTED WITHIN 10 DAYS AFTER THE END OF EACH CALENDAR QUARTER]

                            AS OF ____________, ____

          This Report covers the calendar quarter ended and pertains to Covered Securities(13) transactions during such calendar quarter and Covered Securities accounts in which any of the following maintain a beneficial(14) interest: (i) you, (ii) members of your immediate family, (iii) any other member of your immediate household, (iv) any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or (v) any person for whom you direct or effect transactions under a power of attorney or otherwise. If none, write NONE.

     WITH RESPECT TO EACH COVERED SECURITY TRANSACTION INVOLVING STOCK:

             Nature                Number of
Date   (e.g., buy, sell)   Price     Shares    Issuer   Name of Broker
----   -----------------   -----   ---------   ------   --------------


----------
(13) "Covered Securities" and "Securities" are defined in the Code of Ethics - Supervised Persons of Fayez Sarofim & Co. and Affiliates (the "Code").

(14) If you have any questions about "beneficial" ownership or interests, refer to Appendix A of the Code.

Code of Ethics - Supervised Persons
Effective March 31, 2006

With respect to each Covered Security transaction involving debt:

                                         Int. Rate/
                             Principal    Maturity
Date   Buy or Sell   Price      Amt.        Date      Issuer   Name of Broker
----   -----------   -----   ---------   ----------   ------   --------------



With respect to any broker, dealer or bank with whom or which you established an account in the calendar quarter and in which any Security was held for your direct or indirect benefit:

NAME   ADDRESS
----   -------



-------------------------------------   ----------------------------------------
Date this Report is submitted           Supervised Person Signature

Code of Ethics - Supervised Persons
Effective March 31, 2006

                      CODE OF ETHICS -- SUPERVISED PERSONS
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX G

AS AN SUPERVISED PERSON OF A FS & CO. AFFILIATE (AS DEFINED IN THE CODE OF ETHICS -SUPERVISED PERSONS OF FAYEZ SAROFIM & CO. AND AFFILIATES), PLEASE (1) ANSWER EACH OF THE FOLLOWING QUESTIONS WITH "YES" OR "NO", AND (2) SIGN AND DATE IN THE SPACE PROVIDED BELOW.

I. IN THE PAST TEN YEARS HAVE YOU BEEN CONVICTED OF OR PLEADED GUILTY OR NOLO CONTENDRE ("NO CONTEST") TO:

     (A)  A FELONY OR MISDEMEANOR INVOLVING:

          1.   INVESTMENT OR AN INVESTMENT-RELATED BUSINESS    YES _____ NO_____

          2.   FRAUD, FALSE STATEMENTS, OR OMISSIONS           YES _____ NO_____

          3.   WRONGFUL TAKING OF PROPERTY OR

          4.   BRIBERY, FORGERY, COUNTERFEITING, OR EXTORTION?  YES ____ NO_____

     (B)  ANY OTHER FELONY?                                     YES_____ NO_____

II.  HAS ANY COURT:

     (A) IN THE PAST TEN YEARS, ENJOINED YOU IN CONNECTION WITH ANY INVESTMENT-RELATED ACTIVITY?
                                                               YES _____ NO_____

     (B) EVER FOUND THAT YOU WERE INVOLVED IN A VIOLATION OF INVESTMENT-RELATED STATUTES OR REGULATIONS?

                                                               YES _____ NO_____

III. HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE COMMODITY FUTURES TRADING COMMISSION EVER:

     (A)  FOUND YOU TO HAVE MADE A FALSE STATEMENT OR OMISSION?

                                                               YES _____ NO_____

     (B) FOUND YOU TO HAVE BEEN INVOLVED IN A VIOLATION OF ITS REGULATIONS OR STATUTES?

                                                               YES _____ NO_____

     (C) WITH RESPECT TO ANY INVESTMENT RELATED BUSINESS IN WHICH YOU WERE AUTHORIZED TO DO BUSINESS, FOUND YOU TO HAVE BEEN A CAUSE OF SUCH INVESTMENT-RELATED BUSINESS'S AUTHORIZATION TO DO BUSINESS BEING DENIED, SUSPENDED, REVOKED, OR RESTRICTED?

                                                               YES _____ NO_____

Code of Ethics - Supervised Persons
Effective March 31, 2006

     (D) ENTERED AN ORDER DENYING, SUSPENDING OR REVOKING YOUR REGISTRATION OR OTHERWISE DISCIPLINED YOU BY RESTRICTING YOUR ACTIVITIES?

                                                               YES _____ NO_____

IV.  HAS ANY OTHER FEDERAL REGULATORY AGENCY OR ANY STATE REGULATORY AGENCY:

     (A) EVER FOUND YOU TO HAVE MADE A FALSE STATEMENT OR OMISSION OR BEEN DISHONEST, UNFAIR, OR UNETHICAL?

                                                               YES _____ NO_____

     (B) EVER FOUND YOU TO HAVE BEEN INVOLVED IN A VIOLATION OF INVESTMENT REGULATIONS OR STATUTES?

                                                               YES _____ NO_____

     (C) EVER FOUND YOU TO HAVE BEEN THE CAUSE OF AN INVESTMENT-RELATED BUSINESS HAVING YOUR AUTHORIZATION TO DO BUSINESS DENIED, SUSPENDED, REVOKED, OR RESTRICTED?

                                                               YES _____ NO_____

     (D) IN THE PAST TEN YEARS, ENTERED AN ORDER AGAINST YOU IN CONNECTION WITH AN INVESTMENT-RELATED ACTIVITY?

                                                               YES _____ NO_____

     (E) EVER DENIED, SUSPENDED, OR REVOKED YOUR REGISTRATION OR LICENSE, PREVENTED YOU FROM ASSOCIATING WITH AN INVESTMENT-RELATED BUSINESS, OR OTHERWISE DISCIPLINED YOU BY RESTRICTING YOUR ACTIVITIES?

                                                               YES _____ NO_____

     (F)  EVER REVOKED OR SUSPENDED YOUR LICENSE AS AN ATTORNEY OR ACCOUNTANT?

                                                               YES _____ NO_____

V.   HAS ANY SELF-REGULATORY ORGANIZATION OR COMMODITIES EXCHANGE EVER:

     (A)  FOUND YOU TO HAVE MADE A FALSE STATEMENT OR OMISSION?

                                                               YES _____ NO_____

     (B)  FOUND YOU TO HAVE BEEN INVOLVED IN A VIOLATION OF ITS RULES?

                                                               YES _____ NO_____

     (C) FOUND YOU TO HAVE BEEN THE CAUSE OF AN INVESTMENT-RELATED BUSINESS HAVING ITS AUTHORIZATION TO DO BUSINESS DENIED, SUSPENDED, REVOKED, OR RESTRICTED?

                                                               YES _____ NO_____

Code of Ethics - Supervised Persons
Effective March 31, 2006

     (D) DISCIPLINED YOU BY EXPELLING OR SUSPENDING YOU FROM MEMBERSHIP, BY BARRING OR SUSPENDING YOUR ASSOCIATION WITH OTHER MEMBERS, OR BY OTHERWISE RESTRICTING YOUR ACTIVITIES?

                                                               YES _____ NO_____

VI. HAS ANY FOREIGN GOVERNMENT, COURT, REGULATORY AGENCY, OR EXCHANGE EVER ENTERED AN ORDER AGAINST YOU RELATED TO INVESTMENTS OR FRAUD?

                                                               YES _____ NO_____

VII. ARE YOU NOW THE SUBJECT OF ANY PROCEEDING THAT COULD RESULT IN A 'YES' ANSWER TO ANY OF THE ABOVE QUESTIONS?

                                                               YES _____ NO_____

VIII. HAS A BONDING COMPANY DENIED, PAID OUT ON, OR REVOKED A BOND FOR YOU?

                                                               YES _____ NO_____

IX.  DO YOU HAVE ANY UNSATISFIED JUDGMENTS OR LIENS AGAINST YOU?

                                                               YES _____ NO_____

X. HAVE YOU EVER BEEN A SECURITIES FIRM OR AN ADVISORY AFFILIATE OF A SECURITIES FIRM THAT HAS BEEN DECLARED BANKRUPT, HAD A TRUSTEE APPOINTED UNDER THE SECURITIES INVESTOR PROTECTION ACT, OR HAD A DIRECT PAYMENT PROCEDURE BEGUN?

                                                               YES _____ NO_____

XI. HAVE YOU, EVER FAILED IN BUSINESS, MADE A COMPROMISE WITH CREDITORS, FILED A BANKRUPTCY PETITION OR BEEN DECLARED BANKRUPT?

                                                               YES _____ NO_____

SIGNATURE OF SUPERVISED PERSON:


-------------------------------------

PRINTED NAME OF SUPERVISED PERSON:

-------------------------------------

Code of Ethics - Supervised Persons
Effective March 31, 2006

                          CODE OF ETHICS -NON-EMPLOYEES

                       FAYEZ SAROFIM & CO. AND AFFILIATES

                         EFFECTIVE AS OF MARCH 31, 2006

Code of Ethics - Non-Employees
March 31, 2006

                         CODE OF ETHICS - NON-EMPLOYEES

                                 I. INTRODUCTION

          This Code of Ethics - Non-Employees (this "Code") applies to FS & Co.(1) and each FS & Co. Affiliate, and, among other things, this Code is intended to, and shall always be construed in a manner necessary to, satisfy, to the extent applicable, the requirements of (i) Rule 17j-1 under the Investment Company Act and (ii) Rule 204A-1 under the Investment Advisers Act. This Code applies to all Non-Employees, especially those Non-Employees providing services for or on behalf of Investment Adviser Affiliates. This Code extends to all activities of a Non-Employee for or on behalf of FS & Co., a FS & Co. Affiliate or a Related Fund. Among other things, this Code governs conflicts of interest in personal securities transactions, including those that typically arise, or may be deemed to arise, when a person associated with an Investment Adviser Affiliate or a Related Fund acquires or disposes of securities that are held or are to be acquired or disposed of by a Client Account or a Related Fund.

          FS & CO. AND EACH FS & CO. AFFILIATE RECOGNIZE THAT ABOVE ALL OTHER DUTIES IT HAS A FIDUCIARY DUTY TO ITS CLIENTS. ACCORDINGLY, FS & CO. AND EACH FS & CO. AFFILIATE HAVE AN OBLIGATION TO SEE THAT NON-EMPLOYEES UNDERSTAND AND APPRECIATE SUCH FIDUCIARY DUTY. THUS, AS A GENERAL MATTER, SUCH FIDUCIARY DUTY AND THIS CODE REQUIRE AS A MINIMUM THAT EACH NON-EMPLOYEE:

     - MUST (I) CONDUCT ALL PERSONAL SECURITIES TRANSACTIONS IN A MANNER CONSISTENT WITH THIS CODE, (II) AVOID ANY ACTUAL OR POTENTIAL CONFLICT OF INTEREST WITH CLIENTS AND (III) NOT ABUSE HIS OR HER POSITION AS A NON-EMPLOYEE; AND

     - MUST TREAT AS CONFIDENTIAL THE IDENTITY OF CLIENTS AND THEIR FINANCIAL CIRCUMSTANCES AND SECURITY HOLDINGS.

          These minimum requirements are discussed in more detail later in this Code.

          Each Non-Employee must (i) read this Code, (ii) acknowledge receipt and understanding of it, and (iii) retain a copy of it. Any questions regarding this Code and your requirements under it should be referred to the Chief Compliance Officer(2).

                             II. PROHIBITED CONDUCT

          As a general matter, a Non-Employee is prohibited from (i) engaging in, or recommending, any Securities transaction that places, or appears to place, his or her own interests above that of any Related Fund, Client Account, FS & Co. or a FS & Co. Affiliate(3) or (ii) any other fraudulent, deceptive or manipulative acts.(4) Specifically, a Non-Employee shall not do any of the following in connection with the purchase or

----------
(1) Capitalized terms used in this Code shall have the meanings ascribed to them in the Definitions section below to the extent their meanings are not otherwise ascribed to them elsewhere in this Code.

(2) References to the Chief Compliance Officer in this Code shall be to the Deputy Chief Compliance Officer in those instances where the Chief Compliance Officer is unable to act.

(3) Thus, the placing of one's own interests above those of a Related Fund, a Client Account, or a FS & Co. Affiliate might result from short term trades in a Publicly-Traded Security prior to its acquisition for a Related Fund, a Client Account, or a FS & Co. Affiliate based on the knowledge that such Publicly-Traded Security is going to be acquired, or is likely to be acquired, for a Related Fund, a Client Account, or a FS & Co. Affiliate.

(4) Penalties for violations of those Federal Securities Laws pertaining to conflict of interest matters may include fines of up to $10,000, as well as jail sentences of up to five years.

Code of Ethics - Non-Employees
March 31, 2006
sale, directly or indirectly, by such Non-Employee of a Security held or to be acquired by a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate:

               (1) Employ any device, scheme or artifice to defraud a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate;

               (2) Make any untrue statement of a material fact to a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate, or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they are made, not misleading;

               (3) Engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate; or

               (4) Engage in any manipulative practice with respect to a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate.

DISCLOSURE OF INFORMATION

          Each Non-Employee is prohibited from divulging the current portfolio positions, and current and anticipated portfolio transactions, programs and studies of an Investment Adviser Affiliate, any Related Fund, any Client Account, FS & Co. or any FS & Co. Affiliate to anyone unless such divulgence is properly within his or her responsibilities as a Non-Employee. Further, each Investment Adviser Affiliate and each Non-Employee must keep in the strictest confidence the following with respect to Clients and former Clients: (i) the identity, unless consent is obtained, (ii) financial circumstances, (iii) security holdings, (iv) material nonpublic information and (v) advice given by FS & Co. or a FS & Co. Affiliate. In addition, each Investment Adviser Affiliate and each Non-Employee is subject to the Notice of Privacy Practices of Fayez Sarofim & Co. and its Affiliates (the "Privacy Policies and Procedures"). A Non-Employee shall not disclose information about the trading strategy of an Investment Adviser Affiliate or contemplated Securities transactions to be made on behalf of an Investment Adviser Affiliate or a Client.

INSIDER TRADING

          A Non-Employee is prohibited from engaging in any Securities transaction, for his or her own benefit, or the benefit of others, including any Related Fund, any Client Account, FS & Co. or any FS & Co. Affiliate, while in possession of Non-Public Material Information concerning such Securities. A Non-Employee is prohibited from communicating, directly or indirectly, Non-Public Material Information concerning any Security to others unless such communication is properly within his or her Non-Employee responsibilities.

          Legal penalties for communicating Non-Public Material Information, or trading based on such information, are severe, for the Non-Employees involved in such unlawful conduct. In addition, any violation of this Code can be expected to result in serious sanctions by FS & Co. or the FS & Co. Affiliate involved, including termination of the Non-Employee's relationship with FS & Co. or a FS & Co. Affiliate.

Code of Ethics - Non-Employees
March 31, 2006

                    III. PROCEDURES FOR CLEARANCE OF PERSONAL
                             SECURITIES TRANSACTIONS

          The following procedures have been established to aid the Investment Adviser Affiliates and Non-Employees in avoiding conflicts of interest and Insider Trading, and to aid FS & Co. and the FS & Co. Affiliates, especially the Investment Adviser Affiliates, in preventing, detecting and imposing sanctions against such conduct. Every Non-Employee must follow these procedures or risk serious sanctions, including (i) termination of his or her service to or on behalf of FS & Co. or one or more of the FS & Co. Affiliates, (ii) substantial personal liability and (iii) criminal penalties. A Non-Employee must consult the Chief Compliance Officer with respect to any questions about these procedures. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Chief Compliance Officer.

          No Non-Employee may engage in any transaction involving, directly or indirectly, a Covered Security without obtaining prior approval from a Personal Trading Officer.(5) All requests for prior approval of transactions in Securities shall be submitted to the Chief Compliance Officer by completing a Request For Approval of Orders For Personal Accounts Within Fayez Sarofim & Co., which shall be substantially the same as that form attached to this Code as Appendix B, and such other documents and information as a Personal Trading Officer deems appropriate or necessary.

          Certain transactions in Covered Securities often involve complex issues of potential conflicts of interest or personal advantage. Examples of these transactions are IPO's, "new issue" public offerings within the meaning of NASD Rule 2790 ("new issue offerings") and Limited Offerings involving direct or indirect investments in Publicly-Traded Securities. Transactions involving IPOs and "new issue offerings" are also subject to various SEC and NASD rules and regulations, including restrictions on the purchase of "new issues" by persons associated with a registered investment adviser. Thus, each Non-Employee should be aware that a Personal Trading Officer will not approve the following transactions in Covered Securities unless there are extraordinary circumstances justifying such approval:

               (1)  the purchase of Covered Securities in a Limited Offering;
                    and

               (2) purchases or sales in Covered Securities during Blackout Periods.

               The following proposed purchases will not be approved: (i) Covered Securities in any "new issue offering" and (ii) Covered Securities in any IPO.

          As used in this Code, the term "engaging in any transaction involving, directly or indirectly, a Covered Security" means purchasing or selling, directly or indirectly, any Covered Security in which the Non-Employee, or by reason of such transaction would acquire, any direct or indirect beneficial ownership. Unless the Chief Compliance Officer otherwise determines in writing, this term applies to (i) the Non-Employee, (ii) any member of the Non-Employee's immediate family (including such person's (w) spouse, (x) minor children, (y) stepchildren and (z) relatives of the Non-Employee or the Non-Employee's spouse who are sharing the Non-Employee's household), (iii) any other member of the Non-Employee's immediate household, (iv) any trust or estate of which the Non-Employee or spouse is a trustee (or other fiduciary) or a beneficiary or of which the Non-Employee's minor child is a beneficiary, and (v) any person for whom the Non-Employee directs or effects transactions under a power of attorney or otherwise, provided, however, that accounts in which the Non-Employee or members of the Non-Employee's family have an economic interest,

----------
(5) No Personal Trading Officer may approve his or her own transactions, but rather such Personal Trading Officer must obtain prior approval of his or her transactions from one of the other Personal Trading Officers.

Code of Ethics - Non-Employees
March 31, 2006
but do not participate in investment decisions, such decisions being made exclusively by independent parties, are not covered.

          The Chief Compliance Officer shall promptly notify the Non-Employee whether the request for approval of the personal Covered Securities transaction is approved or denied, and the Chief Compliance Officer shall record such action and retain such record for such periods as are required by applicable Federal Securities Laws. It is expected that all orders implementing a personal Covered Securities transaction will be promptly entered after notification of approval. In any event, clearance to enter an order shall be effective for only one hour after approval is given.

          Ordinarily, the Chief Compliance Officer will approve a proposed purchase or sale of a Covered Security whenever:

               (1) a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate is not purchasing or selling, or considering for purchase or sale, such Covered Security;

               (2) the Non-Employee represents that he or she does not possess Non-Public Material Information concerning the Covered Security proposed to be purchased or sold;

               (3) the Non-Employee represents that he or she has disclosed all personal interests as required by this Code; and

               (4) it does not otherwise appear to the Chief Compliance Officer, based upon the facts available at the time the request for approval is made, that the transaction in question (a) would amount to Insider Trading, (b) would involve a "new issue offering", (c) would involve an IPO, (d) would involve a Limited Offering, or (e) would result in, or give the appearance of, a conflict of interest between the Non-Employee and a Related Fund, a Client Account, FS & Co. or a FS & Co. Affiliate.

                      IV. ADDITIONAL REPORTING OF PERSONAL
                         COVERED SECURITIES TRANSACTIONS

          Each Non-Employee, as the case may be, must cooperate with the Compliance Assistants in the collection, retention and maintenance of all reports required by this Code.

                            REPORTS BY NON-EMPLOYEES

          The following reports are required to be submitted by Non-Employees; provided, however, such reports are not required with respect to transactions effected for, and Covered Securities held in, any account over which the Non-Employee has no direct or indirect control.(6) If required by applicable Federal Securities Laws, an Investment Adviser Affiliate may report from time to time to the directors of a Related Fund some or all of the information provided by Non-Employees pursuant to the requirements of this Code.

----------
(6) In order for a Non-Employee to be able to claim that he or she has no direct or indirect control over an account, such Non-Employee must submit information relating to such claim and must receive the Chief Compliance Officer's written agreement to that effect.

Code of Ethics - Non-Employees
March 31, 2006

INITIAL HOLDINGS REPORT

          No later than ten days after an individual becomes a Non-Employee, such individual must submit to the Chief Compliance Officer an Initial Holdings Report containing the following information if he or she has not already done so:

               (1) The title, number of shares and principal amount of each Covered Security in which he or she had any direct or indirect beneficial ownership when such individual became a Non-Employee; and

               (2) the date that such Initial Holdings Report is submitted by such Non-Employee.

The Initial Holdings Report shall be substantially the same as that contained in Appendix C to this Code.

ANNUAL HOLDINGS REPORTS

          On or before January 29 of each calendar year, a Non-Employee shall submit to the Chief Compliance Officer an Annual Holdings Report containing the following information which must be current as of a date no more than 30 days before the Annual Holdings Report is submitted:

               (1) The title, number of shares and principal amount of each Covered Security in which such Non-Employee had any direct or indirect beneficial ownership; and

               (2) the date that such Annual Holdings Report is submitted by such Non-Employee.

The Annual Holdings Report shall be substantially the same as that contained in Appendix D to this Code.

            MONITORING OF INITIAL HOLDING REPORTS AND ANNUAL REPORTS

          The Chief Compliance Officer shall review and monitor, or cause to be reviewed and monitored, the Initial Holdings Reports and Annual Reports for accuracy and unusual or suspicious activity or trading patterns. The Chief Compliance Officer shall file written reports of any suspected violations of this Code. The Chief Compliance Officer shall determine the next course of action, including, without limitation, further investigation or informing the FS & Co. Board or the Board of the relevant FS & Co. Affiliate.

Code of Ethics - Non-Employees
March 31, 2006

               V. CERTAIN GUIDELINES TO CONSIDER BEFORE INVESTING

          With respect to Covered Securities about which a Non-Employee may have Non-Public Material Information, the Non-Employee should consider at least the answers to the following questions before trading for herself or himself or others:

               (1) Is the information "material information"? Is this information that an investor would consider important in making his or her investment decision? Is this information that would substantially affect the market price of the securities if generally disclosed?

               (2) Is the information "non-public"? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in the Dow Jones news wire service, Reuters Economic Services, The Wall Street Journal or other publications of general circulation?

          If, after consideration of the items set forth above, there is any unresolved question as to the applicability or interpretation of the foregoing procedures or as to the propriety of trading on such information, a Non-Employee should contact the Chief Compliance Officer before trading or communicating the information to anyone.

            VI. RESTRICTING ACCESS TO MATERIAL NON-PUBLIC INFORMATION

          Information in a Non-Employee's possession that the Non-Employee or others have identified as Non-Public Material Information may not be communicated to anyone, including Supervised Persons of FS & Co. and all FS & Co. Affiliates, except the Chief Compliance Officer, another member of the Compliance Committee or a Compliance Assistant. In addition, care should be taken so that such Non-Public Material Information is secure. For example, files containing Non-Public Material Information should be sealed and access to computer files containing Non-Public Material Information should be restricted.

                                VII. DEFINITIONS

          BLACKOUT PERIODS: means periods during which securities trades are not permitted under Federal Securities Laws, including (i) pension plan blackout periods that temporarily prevent plan participants or beneficiaries from engaging in equity securities transactions through their plan accounts, if the director or executive officer acquired the Covered Security in connection with his or her service or employment as a director or executive officer, and (ii) other blackout periods imposed or recommended by issuers with respect to their directors or executive officers.

          CHIEF COMPLIANCE OFFICER: means the individual designated as such in the "Compliance Policies and Procedures (SEC Rule 206(4)-7)" of FS & Co. and each FS & Co. Affiliate.

          CLIENT: means an entity, organization or individual that is receiving investment management or supervisory services from FS & Co. or a FS & Co. Affiliate.

Code of Ethics - Non-Employees
March 31, 2006

          CLIENT ACCOUNT: means the account of a Client that holds assets and that receives investment management or supervisory services from FS & Co. or a FS & Co. Affiliate.

          COMPLIANCE ASSISTANT OR ASSISTANTS: means, to the extent not otherwise determined by the FS & Co. Board, (i) either or both of Robert M. Hopson II and William D. Hanna and (ii) such other individuals designated as such by the FS & Co. Board. A Compliance Assistant shall have the authority to act on behalf of the Compliance Committee in connection with the gathering of information necessary for the Compliance Committee to act in the manner intended by this Code.

          COMPLIANCE COMMITTEE: means the same individuals then serving as members of the Compliance Committee established by, and operated in accordance with, FS & Co.'s Compliance Policies and Procedures (SEC Rule 206(4)-7).

          COVERED SECURITY: means any stock, bond, note or other obligations, future, investment contract, or any other investment that is considered a security under the Investment Advisers Act (see Section 2(a)(36) of the Investment Company Act, the text of which is also set forth in Appendix A). For example and without limitation, the following are Covered Securities: (i) options on securities, on indexes, and on currencies, (ii) all kinds of limited partnerships, (iii) foreign unit trusts and foreign mutual funds, and (iv) private investment funds, hedge funds and investment clubs. The following are excluded from the definition of a Covered Security: (i) bankers acceptances, bank certificates of deposit, commercial paper and high-quality short-term debt obligations, including repurchase agreements, (ii) shares issued by money-market funds, (iii) shares of open end Funds that are Unrelated Funds and (iv) shares issued by unit investment trusts that are invested exclusively in one or more open-end Funds that are Unrelated Funds. For purposes of this Code, the following are considered Covered Securities: (i) direct obligations of the United States government (for example, treasury securities) and (ii) shares of Related Funds.

          DEPUTY CHIEF COMPLIANCE OFFICER: means the individual designated as such in the "Compliance Policies and Procedures (SEC Rule 206(4)-7)" of FS & Co.

          EMPLOYEE: means an individual having an employer-employee relationship with FS & Co. or a FS & Co. Affiliate.

          EXEMPT ISSUER: means an issuer of securities that is not required to file reports with the SEC.

          FEDERAL SECURITIES LAWS means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the SEC or the U.S Department of the Treasury.

          FS & CO.: means Fayez Sarofim & Co., a Texas corporation.

          FS & CO. AFFILIATE: means an entity or organization that is controlled by, that controls, or that is under common control with FS & Co.

          FS & CO. BOARD: means the Board of Directors of FS & Co.

Code of Ethics - Non-Employees
March 31, 2006

          FUND: means an "investment company" within the meaning of the Investment Company Act.

          INSIDER TRADING: means trading in Securities while in possession of Non-Public Material Information.

          INVESTMENT ADVISER AFFILIATE: means FS & Co. and any FS & Co. Affiliate that is registered as an investment adviser in accordance with the Investment Advisers Act.

          INVESTMENT ADVISERS ACT: means the Investment Advisers Act of 1940, as amended.

          INVESTMENT COMPANY ACT: means the Investment Company Act of 1940, as amended.

          IPO: means an "initial public offering," that is, an offering registered with the SEC, the issuer of which, immediately before the registration was an Exempt Issuer.

          NASD: means the National Association of Securities Dealers.

          NON-EMPLOYEE: means temporaries, consultants, and independent contractors who are not Employees and who are providing services for or on behalf of FS & Co. or one or more FS & Co. Affiliates, but the term does not include any temporary, consultant or independent contractor who does not have direct access to non-public information relating to or about a Client, a Client Account or a Related Fund.

          NON-PUBLIC MATERIAL INFORMATION: means information that is both "non-public information" and "material information."

               "Non-public information" is information, which has not been effectively communicated to the marketplace. In order for information to be other than "non-public", one must be able to point to some fact to establish that the information is generally public. For example, information appearing in the Dow Jones news wire service, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered information that has been effectively communicated to the marketplace.

               "Material information" is information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have an effect on the price of an issuer's Securities. Information that should be considered material includes, without limitation, (i) dividend changes, (ii) earnings estimates, (iii) changes in previously released earnings estimates,
          (iv) significant expansion or curtailment of operations, (v) a significant increase or decline in orders, (vi) significant new products or discoveries, (vii) extraordinary borrowing, (viii) purchase or sale of substantial assets, (ix) significant merger or acquisition proposals or agreements, (x) major litigation, (xi) liquidity problems, and (xii) extraordinary management developments. Material information does not have to relate to an issuer's business. For example, information about the contents of a forthcoming newspaper or magazine article that is expected to affect the price of a Security should be considered material. Similarly, recommendations with respect to Securities and information concerning significant transactions that an Investment Adviser Affiliate intends to execute on behalf of a Related

Code of Ethics - Non-Employees
March 31, 2006

          Fund, a Client Account or an Investment Adviser Affiliate could be material information and is prohibited from being communicated.

          PERSONAL TRADING OFFICER: means the Chief Compliance Officer or any other individual designated as such by the FS & Co. Board. As of March 31, 2006, such other designated individuals are Charles Sheedy and Ralph Thomas.

          PUBLICLY-TRADED SECURITY: means a Security the issuer of which is subject to registration with the SEC.

          RELATED FUND: means a Fund that is advised or sub-advised by an Investment Adviser Affiliate.

          SEC: means the United States Securities and Exchange Commission.

          SECURITY OR SECURITIES: has the meaning as set forth in Section 2(a)(36) of the Investment Company Act, the text of which is also set forth in Appendix A.

          SUPERVISED PERSON: means (i) an officer of an Investment Adviser Affiliate, (ii) a member of an Investment Adviser Affiliate's Board of Directors or other person occupying a similar status or performing similar functions (such member or other person being a "Director"), (iii) an Employee of an Investment Adviser Affiliate, and (iv) any other person who is providing investment advice on behalf of an Investment Adviser Affiliate and who is subject to that Investment Adviser Affiliate's supervision and control.

          UNRELATED FUND: means a Fund that is neither advised nor sub-advised by an Investment Adviser Affiliate.

APPENDICES:

Appendix A - "What Constitutes A Security?" and "What Is Beneficial Ownership?" Appendix B - Request For Approval of Orders For Personal Accounts
Appendix C - Initial Holdings Report
Appendix D - Annual Holdings Report

Code of Ethics - Non-Employees
March 31, 2006

                         CODE OF ETHICS - NON-EMPLOYEES
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX A

                         WHAT CONSTITUTES A "SECURITY"?

          The Investment Advisers Act defines a "security" as any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, or warrant or right to subscribe to or purchase, any of the foregoing.

                    WHAT CONSTITUTES "BENEFICIAL OWNERSHIP"?

          Covered Securities owned of record or held in your name are generally considered to be beneficially owned by you.

          Covered Securities held in the name of any other person are deemed to be beneficially owned by you if by reason of any contract, understanding, relationship, agreement or other arrangement, you obtain from such arrangements benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such Covered Securities. Beneficial ownership includes Covered Securities held by others for your benefit (regardless of record ownership); for example, without limitation, beneficial ownership would include: (i) Covered Securities held for you or members of your immediate family (defined below for purposes of this paragraph), by agents, custodians, brokers, trustees, executors or other administrators; (ii) Covered Securities owned by you, but which have not been transferred into your name on the books of the issuer; (iii) Covered Securities which you have pledged; and
(iv) Covered Securities owned by a corporation that should be regarded as your personal holding corporation. As a natural person, beneficial ownership is deemed to include Covered Securities held in the name of, or for the benefit of, your immediate family, unless because of special and countervailing circumstances, you do not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such Covered Securities to maintain a common home, to meet expenses which such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such Covered Securities. You are also deemed the beneficial owner of Covered Securities held in the name of

Code of Ethics - Non-Employees
March 31, 2006
some other person, even though you do not obtain benefits of ownership, if you can vest or re-vest title in yourself at once, or at some future time. For purposes of this paragraph, "immediate family" means your spouse, your minor children and stepchildren and your relatives, or relatives of your spouse, who are sharing your home or who are directors or officers of the issuer of the security or a subsidiary.

          In addition, the SEC has promulgated certain rules which provide that a person shall be deemed the beneficial owner of a security if he or she has the right to acquire beneficial ownership of such security at any time (within 60 days) including, but not limited to, any right to acquire: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; or (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement.

          With respect to ownership of Covered Securities held in trust, beneficial ownership includes (i) the ownership of Covered Securities as a trustee in instances where either you as trustee or a member of your "immediate family" (defined below for purposes of this paragraph) has a vested interest in the income or corpus of the trust, (ii) the ownership by you of a vested beneficial interest in the trust and (iii) the ownership of Covered Securities as a settlor of a trust in which you as the settlor have the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exceptions to these trust beneficial ownership rules exist, including an exception for instances where beneficial ownership is imposed solely by reason of your being settlor or beneficiary of the Covered Securities held in trust and the ownership, acquisition and disposition of such Covered Securities by the trust is made without your prior approval as settlor or beneficiary. For purposes of this paragraph, your "immediate family" means (i) your son or daughter (including your legally adopted child) or any descendant of either, (ii) your stepson or stepdaughter, (iii) your father or mother or any ancestor of either,
(iv) your stepfather or stepmother and (v) your spouse.

          The SEC has promulgated rules with respect to indirect beneficial ownership. To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus traded or invested. A general partner in a partnership is considered to have indirect beneficial ownership in the Covered Securities held by the partnership to the extent of his or her pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of any indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, any Investment Company, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

          Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

Code of Ethics - Non-Employees
March 31, 2006

          The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, it may be possible to establish the lack of beneficial ownership of Covered Securities held by others.

Code of Ethics - Non-Employees
March 31, 2006

                         CODE OF ETHICS - NON-EMPLOYEES
                       FAYEZ SAROFIM & CO. AND AFFILIATES
                                   APPENDIX B

REQUEST FOR APPROVAL OF ORDERS FOR PERSONAL ACCOUNTS WITHIN FAYEZ SAROFIM & CO.

ACCOUNT NAME: _______________________   BROKERAGE FIRM: _____________________   APPROVED BY: ____________________
PORTFOLIO NUMBER: ___________________   REG. REPRESENTATIVE: ________________   APPROVAL DATE: __________________
BROKER ACCOUNT NUMBER: ______________   PHONE NUMBER: _______________________   APPROVAL TIME: __________________

     SELL
   POSITION                                  TRADE       TIME        PRICE WHEN    EXECUTION
  ELIMINATED   SHARES   TICKER   SECURITY   DENIED   ORDER PLACED   ORDER PLACED     PRICE
  ----------   ------   ------   --------   ------   ------------   ------------   ---------


     BUY                                    TRADE       TIME         PRICE WHEN    EXECUTION
 NEW POSITION  SHARES   TICKER   SECURITY   DENIED   ORDER PLACED   ORDER PLACED     PRICE
 ------------  ------   ------   --------   ------   ------------   ------------   ---------
TRADING DEPT:  TIME THAT ORDER WAS RECEIVED: _____   TIME THAT ORDER WAS CONFIRMED: ________

PLEASE NOTE: All trades must be approved by the Chief Compliance Officer or a Director of Research prior to execution. If a Security transaction is denied, a new request form must be submitted and approved before any trade is permissible. Personal trades are to be handled by Trading unless other arrangements are made with the Chief Compliance Officer. If the trade is not executed within one hour of approval, it must be approved again.

          I have disclosed all interests or potential interests with respect to these Covered Securities transactions that are required to be disclosed pursuant to the Code of Ethics - Non-Employees of Fayez Sarofim & Co. and Affiliates and I do not possess any Non-Public Material Information (as defined in such Code) with respect to the issuers of the Covered Securities set forth above.


-------------------------------------   ----------------------------------------
Date                                    Non-Employee Signature

Appendix C to Code of Ethics - Non-Employees

                         CODE OF ETHICS - NON-EMPLOYEES
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX C

                             INITIAL HOLDINGS REPORT

                            As of ____________, ____

          This Report pertains to all Covered Securities (as defined in the Code of Ethics - Non-Employees of Fayez Sarofim & Co. and Affiliates) (the "Code") and related accounts in which any of the following maintain a beneficial(7) interest: (i) you, (ii) members of your immediate family, (iii) any other member of your immediate household, (iv) any trust or estate of which you or your spouse is a trustee or fiduciary or a beneficiary, or of which your minor child is a beneficiary, or (v) any person for whom you direct or effect transactions under a power of attorney or otherwise. If none, write NONE.

With respect to each Security:

NAME OF ISSUER OR TITLE   NUMBER OF SHARES OR PRINCIPAL AMOUNT
-----------------------   ------------------------------------


----------
(7) If you have any questions about "beneficial" ownership or interests, refer to Appendix A of the Code.

Appendix C to Code of Ethics - Non-Employees

            With respect to any broker, dealer or bank with whom or which you maintained an account in which any Security was held for your direct or indirect benefit as of the date you became a Non-Employee:

NAME   ADDRESS
----   -------


          With respect to any Security involving a Limited Offering Venture(8) provide the following with respect to each Security held by the Limited Offering Venture.

NAME OF ISSUER OR TITLE   NUMBER OF SHARES OR PRINCIPAL AMOUNT
-----------------------   ------------------------------------



-------------------------------------   ----------------------------------------
Date this Report is submitted           Non-Employee Signature

----------
(8)  See the Code for the definition of a Limited Offering Venture.

Appendix C to Code of Ethics - Non-Employees

                         CODE OF ETHICS - NON-EMPLOYEES
                       FAYEZ SAROFIM & CO. AND AFFILIATES

                                   APPENDIX D

                             ANNUAL HOLDINGS REPORT

                            AS OF ____________, ____

          This Report pertains to all Covered Securities (as defined in the Code of Ethics - Non-Employees of Fayez Sarofim & Co. and Affiliates (the "Code") in which any of the following maintain a beneficial(9) interest: (i) you, (ii) members of your immediate family, (iii) any other member of your immediate household, (iv) any trust or estate of which you or your spouse is a trustee or fiduciary of beneficiary, or of which your minor child is a beneficiary, or (v) any person for whom you direct or effect transactions under a power of attorney of otherwise. If none, write NONE.

With respect to each Security:

NAME OF ISSUER OR TITLE   NUMBER OF SHARES OR PRINCIPAL AMOUNT
-----------------------   ------------------------------------


----------
(9) If you have any questions about "beneficial ownership or interests, refer to Appendix A of the Code of Ethics - Non-Employees of Fayez Sarofim & Co. and Affiliates.

Appendix C to Code of Ethics - Non-Employees

     With respect to any broker, dealer or bank with whom or which you maintained an account in which any Security was held for your direct or indirect benefit as of the date you became a Non-Employee:

NAME   ADDRESS
----   -------


     With respect to any Security involving a Limited Offering Venture(10) provide the following with respect to each Security held by the Limited Offering Venture entity:

NAME OF ISSUER OR TITLE   NUMBER OF SHARES OR PRINCIPAL AMOUNT
-----------------------   ------------------------------------



-------------------------------------   ----------------------------------------
Date this Report is submitted           Non-Employee Signature

----------
(10) See the Code for the definition of a Limited Offering Venture.

Appendix C to Code of Ethics - Non-Employees